UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

FIFTH THIRD BANCORP

(Exact name of registrant as specified in its charter)

Ohio	0-8076	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center	45263
38 Fountain Square Plaza, Cincinnati, Ohio	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 534-5300

Not Applicable

(Former name or address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

As previously reported, and as described in Note 1 to the Notes to Consolidated Financial Statements, effective January 1, 2004, Fifth Third Bancorp adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, “Accounting for Stock-Based Compensation” using the retroactive method described in SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure.” This retroactive adoption has resulted in the restatement of financial results, as included in the Bancorp’s 2003 Annual Report to Shareholders, for the recognition of compensation expense in all fiscal years beginning after December 31, 1994 for the estimated fair value of all employee stock-based compensation grants.

Item 7.    Financial Statements and Exhibits

Exhibit 23—Independent Auditors’ Consent—Deloitte & Touche LLP

Exhibit 99—2003 Consolidated Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Ten Year Comparison

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

April 14, 2004	/S/ NEAL E. ARNOLD

Neal E. Arnold
Executive Vice President and Chief Financial Officer